Note 7 - Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Text Block]
Note 7 - Earnings Per Share

We compute earnings per share using the two-class method.  Under the two-class method, earnings per common share are computed by dividing net income available to common stockholders by the weighted average number of common shares outstanding for the period.

The following table summarizes the earnings and the weighted average number of common shares used in the calculation of basic and diluted earnings per share.

	Year Ended December 31,
	2011	2010	2009
	(dollars in thousands, except share and per share amounts)
Basic:
Weighted average common shares outstanding	13,774,628	13,671,053	13,562,850
Net income	$64,072	$52,695	$40,049
Dividends to preferred stockholders	8,671	8,673	8,673
Net income available to common stockholders	$55,401	$44,022	$31,376
Earnings per common share, basic	$4.02	$3.22	$2.31

Diluted:
Weighted average common shares outstanding	13,774,628	13,671,053	13,562,850
Dilutive effect of stock options	9,934	3,237	14,826
Dilutive effect of restricted stock	6,009	2,186	–
Convertible preferred stock	2,623,452	–	–
Assumed average common shares outstanding	16,414,023	13,676,476	13,577,676

Net income available to common stockholders	$55,401	$44,022	$31,376
Add dilutive preferred stock dividends for effect of assumed conversion of preferred stock	8,671	–	–

Net income for diluted earnings per common share	$64,072	$44,022	$31,376
Earnings per common share, diluted	$3.90	$3.22	$2.31

Excluded in the above table are 1,420,620; 235,620; and 337,305 shares associated with stock options for 2011, 2010, and 2009, respectively, due to their antidilutive impact.  Also excluded are -0-; 2,623,861; and 2,623,971 potential common shares for 2011, 2010, and 2009, respectively, issuable upon the conversion of preferred stock due to their antidilutive impact.